EXHIBIT 99.1

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF FLORIDA

CASE NO. 10-23602-CIV-SEITZ/O'SULLIVAN

SECURITIES AND EXCHANGE COMMISSION,

Plaintiff,

v..

SCOTT R. SAND and
INGEN TECHNOLOGIES, INC.,

Defendants.

______________________________________

JUDGMENT OF PERMANENT INJUNCTION AND OTHER
RELIEF AS TO DEFENDANT INGEN TECHNOLOGIES. INC.

The Securities and Exchange Commission having filed an Amended Complaint, and Ingen Technologies, Inc. ("Ingen") having: entered a general appearance; consented to the Court's jurisdiction over it and the subject matter of this action; consented to entry of this Judgment of Permanent Injunction and Other Relief (the "Judgment") without admitting or denying the allegations of the Amended Complaint (except as to subject matter and personal jurisdiction); waived findings of fact and conclusions of law; and waived any right to appeal from this Judgment:

I.

SECTION 10(B) OF THE SECURITIES EXCHANGE ACT OF 1934

IT IS ORDERED AND ADJUDGED that Ingen and its agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") [15 U.S.C. § 78j(b)] and Rule 10b-5 promulgated thereunder [17 C.F.R. § 240.10b-5], by using any means or instrumentality of interstate commerce, or of the mails, or of any facility of any national securities exchange, in connection with the purchase or sale of any security:

(a)	to employ any device, scheme, or artifice to defraud;

(b)
to make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or

(c)	to engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person.

II.

SECTION 17(A) OF THE SECURITIES ACT OF 1933

IT IS FURTHER ORDERED AND ADJUDGED that Ingen and its agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Judgment by personal service or otherwise are permanently restrained and enjoined from violating Section 17(a) of the Securities Act of 1933 (the "Securities Act") [15 U.S.C. § 77q(a)] in the offer or sale of any security by the use of any means or instruments of transportation or communication in interstate commerce or by use of the mails, directly or indirectly:

(a)	to employ any device, scheme, or artifice to defraud;

(b)
to obtain money or property by means of any untrue statement of a material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; or

(c)	to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.

III.

DISGORGEMENT AND CIVIL PENALTY

IT IS FURTHER ORDERED AND ADJUDGED that Ingen shall pay disgorgement of ill-gotten gains, prejudgment interest thereon, and a civil penalty pursuant to Section 20(d) of the Securities Act [15 U.S.C. § 77t(d)] and Section 21(d)(3) of the Exchange Act [15 U.S.C. § 78u(d)(3)]. The Court shall determine the amounts of the disgorgement and civil penalty upon motion of the Commission. Prejudgment interest shall be calculated from June 3, 2009, based on the rate of interest used by the Internal Revenue Service for the underpayment of federal income tax as set forth in 26 U.S.C. § 6621(a)(2). In connection with the Commission's motion for disgorgement and/or civil penalties, and at any hearing held on such a motion: (a) Ingen will be precluded from arguing that it did not violate the federal securities laws as alleged in the Amended Complaint; (b) Ingen may not challenge the validity of the Consent or this Judgment; (c) solely for the purposes of such motion, the allegations of the Amended Complaint shall be accepted as and deemed true by the Court; and (d) the Court may determine the issues raised in the motion on the basis of affidavits, declarations, excerpts of sworn deposition or investigative testimony, and documentary evidence, without regard to the standards for summary judgment contained in Rule 56(c) of the Federal Rules of Civil Procedure. In connection with the Commission's motion for disgorgement and/or civil penalties, the parties may take discovery, including discovery from appropriate non-parties.

IV.

INCORPORATION OF INGEN'S CONSENT

IT IS ORDERED AND ADJUDGED that the Consent is incorporated herein with the same force and effect as if fully set forth herein, and that Ingen shall comply with all of the undertakings and agreements set forth therein.

V.

RETENTION OF JURISDICTION

IT IS ORDERED AND ADJUDGED that this Court shall retain jurisdiction of this matter for six months the purposes of enforcing the terms of this Judgment.

Done and ordered in Chambers in Miami, Florida, this 31st day of January, 2011

/s/ PATRICIA A. SEITZ
PATRICIA A. SEITZ
UNITED STATES DISTRICT JUDGE